SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          --------------------------
                       SCHEDULE 14A--INFORMATION REQUIRED
                              IN A PROXY STATEMENT
                          --------------------------

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          --------------------------
                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]
                          --------------------------

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            NUWAVE Technologies, Inc.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

                           --------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

               --------------------

          2)   Aggregate number of securities to which transaction applies:

               --------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:
                                                               ----------------

          5)   Total fee paid:
                              ---------------------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                                      -----------------------------------

          2)   Form, Schedule or Registration Statement No:
                                                           --------------------

          3)   Filing Party:
                            ---------------------------------------------

          4)   Date Filed:
                          -------------------------------------------

                            NUWAVE TECHNOLOGIES, INC.

                                ONE PASSAIC AVE.
                           FAIRFIELD, NEW JERSEY 07004

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 9, 2000.

To the Stockholders of NUWAVE Technologies, Inc.:

          NOTICE IS HEREBY GIVEN THAT a Special Meeting of Stockholders (the "Special Meeting") of NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), will be held at law offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 a.m. local time, on Wednesday, February 9, 2000, to consider and act upon the following matters:

          1. To approve the issuance of shares of the Company's common stock and related warrants aggregating a minimum of $3,000,000 and a maximum of $6,000,000 in a private offering, to fulfill Nasdaq Stock Market Rule 4410(c)(25)(H);

          2 To approve a proposed amendment to the Company's Certificate of Incorporation to increase the authorized shares of common stock by 20,000,000 shares to 40,000,000 shares; and

          3. To consider and act upon any other matters that properly may come before the Special Meeting or any adjournment or postponement thereof.

          The Company's Board of Directors has fixed the close of business on January 3, 2000 as the record date (the "Record Date") for the determination of stockholders having the right to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only holders of record of common stock of the Company at the close of business on the Record Date shall be entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by a stockholder as of the Record Date for any purpose germane to the Special Meeting during ordinary business hours at the offices of the Company at One Passaic Avenue, Fairfield, New Jersey 07004, during the ten business days prior to the Special Meeting.

          Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

          All stockholders are cordially invited to attend the Special Meeting.

                                        By Order of the Board of Directors,


                                        Jeremiah F. O'Brien
                                        Secretary

Fairfield, New Jersey
January 10, 2000

          WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. THE GIVING OF YOUR PROXY AS REQUESTED HEREBY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU DECIDE TO ATTEND THE SPECIAL MEETING.

                            NUWAVE TECHNOLOGIES, INC.

                                ONE PASSAIC AVE.
                           FAIRFIELD, NEW JERSEY 07004
                                 (973) 882-8810

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 9, 2000.

                                                                January 10, 2000

TO THE STOCKHOLDERS:

                               GENERAL INFORMATION
                               -------------------

          This Proxy Statement has been prepared and is being furnished by the Board of Directors of NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies at the special meeting of stockholders (the "Special Meeting") to be held at the law offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, on February 9, 2000, at 10:00 a.m. local time, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the stockholder completing the proxy.

          It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the stockholders on or about January 11, 2000.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

          Only holders of record (the "Stockholders") of the Company's common stock, $.01 par value (the "Common Stock"), on the books of the Company at close of business on January 3, 2000 (the "Record Date") are entitled to vote at the Special Meeting and any adjournments or postponements thereof. On that date, there were 8,468,889 issued and outstanding shares of Common Stock entitled to vote at the Special Meeting. Each Stockholder is entitled to one vote for each share of Common Stock registered in that person's name on the books of the Company on the Record Date on all business to come before the Special Meeting.

          The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date is necessary to constitute a quorum to transact business.

          At the Special Meeting, Stockholders will be asked to approve a proposed placement of securities (Proposal No. 1) and an increase in the authorized shares of Common Stock (Proposal No. 2).

          Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Special Meeting is required for approval of Proposal No. 1, and the affirmative vote of the holders of a majority of outstanding shares of Common Stock is required for approval of Proposal No. 2. Abstention votes will have the effect of a vote against the Proposals. Broker no-votes will be counted for the purpose of determining whether there is a quorum at the Special Meeting, but they will have no effect on the outcome of the vote on Proposal No. 1 and will have the effect of a negative vote on Proposal No. 2.

          Shares of Common Stock which are represented by properly executed proxies, unless such proxies shall have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted: (1) FOR Proposals Nos. 1 and 2 detailed below and (2) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Special Meeting.

          If a Stockholder cannot be present in person at the Special Meeting, the Board of Directors of the Company requests such Stockholder to execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered Stockholder of such shares of Common Stock, or
(ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or any other person acting in a fiduciary or representative capacity on behalf of such registered Stockholder.

          A Stockholder who has given a proxy may revoke it at any time before it is voted at the Special Meeting by giving written notice of revocation to the Secretary of the Company, by submitting a proxy bearing a later date, or by attending the Special Meeting and voting in person. Any such notice or subsequent proxy should be sent to the attention of Jeremiah F. O'Brien, Secretary, NUWAVE Technologies, Inc., One Passaic Avenue, Fairfield, New Jersey 07004.

          The Company is paying all the expenses of the solicitation of proxies, including the expenses of printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders, and the enclosed proxy. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (the "SEC"), in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees. The Company also has retained Georgeson Shareholder Communications Corporation to aid in the solicitation of proxies for the Special Meeting, for which they will receive a fee of up to $10,000 plus expenses.

          You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

          The table below is based on information obtained from the persons named therein with respect to the shares of Common Stock beneficially owned, as of the Record Date (except as noted below), by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group.

NAME AND ADDRESS OF            AMOUNT AND NATURE OF           PERCENTAGE OF
BENEFICIAL OWNER (1)         BENEFICIAL OWNERSHIP (2)   OUTSTANDING SHARES OWNED

Gerald Zarin                       926,335 (3)                   10.36%
Edward Bohn                         71,335 (4)                     *
Lyle Gramley                        44,334 (5)                     *
Richard E. Ekstract                 23,000 (6)                     *
Joseph A. Sarubbi                   59,334 (7)                     *
Jeremiah F. O'Brien                 94,667 (8)                    1.10%
Robert Webb                        103,334 (9)                    1.21%
Don Legato                          96,668 (10)                   1.13%
Helen Burgess                       577,854                       6.82%
     40 E. 30th St., 10th Fl.
     New York, NY 10016

Bruce Meyers                       1,770,766 (11)                18.11%
     c/o Janssen-Meyers Associates, L.P.
     17 State Street
     New York, NY 10004

Peter Janssen                        634,414 (12)                 7.06%
     c/o Janssen Partners
     1345 Old Northern Blvd.
     Roslyn, NY 11576

Janssen-Meyers Associates, L.P.      803,475 (13)                 8.69%
     17 State Street
     New York, NY 10004

All executive officers and         1,418,507 (14)                15.05%
directors as a group (8 persons)

* Less than 1%.

          (1) Unless otherwise noted, the address of the beneficial owner is: c/o NUWAVE Technologies, Inc., One Passaic Ave., Fairfield, NJ 07004.

          (2) The number of shares of Common Stock beneficially owned by each person is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares of Common Stock which the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrant or other right. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

          (3)  Includes 473,335 shares subject to exercisable options.
          (4)  Includes 66,335 shares subject to exercisable options.
          (5)  Includes 24,334 shares subject to exercisable options.
          (6)  Includes 15,000 shares subject to exercisable options.
          (7)  Includes 24,334 shares subject to exercisable options.
          (8)  Includes (i) 91,667 shares subject to exercisable options and
(ii) 2,500 shares subject to exercisable warrants held by Mr. O'Brien's wife, as to which Mr. O'Brien disclaims beneficial interest.
          (9)  Includes 103,334 shares subject to exercisable options.
          (10) Includes 96,668 shares subject to exercisable options.
          (11) Includes (i) 315,107 shares subject to exercisable Class A Redeemable Warrants, (ii) 109,036 shares subject to exercisable Unit Warrants,
(iii) 81,778 shares subject to exercisable Class A Redeemable Warrants which underlie the Unit Warrants, and (iv) 803,475 shares of the Company's Common Stock beneficially owned by Janssen-Meyers, as to which Mr. Meyers disclaims beneficial interest. Bruce Meyers is a principal of Janssen-Meyers.
          (12) Includes (i) 234,231 shares subject to exercisable Class A Redeemable Warrants, (ii) 233,818 shares subject to exercisable Unit Warrants,
(iii) 175,365 shares subject to exercisable Class A Redeemable Warrants which underlie the Unit Warrants.
          (13) Includes (i) 220,000 shares subject to exercisable Class A Redeemable Warrants, (ii) 316,270 shares subject to exercisable Unit Warrants and (iii) 237,205 shares subject to exercisable Class A Redeemable Warrants which underlie the Unit Warrants.
          (14) See footnotes (1) through (10) above.

                                 PROPOSAL NO. 1
                                 --------------

     APPROVE THE ISSUANCE OF THE COMPANY'S SECURITIES IN A PRIVATE PLACEMENT AGGREGATING A MINIMUM OF $3,000,000 AND A MAXIMUM OF $6,000,000 TO COMPLY
                  WITH NASDAQ STOCK MARKET RULE 4310(C)(25)(H)

BACKGROUND

          On November 2, 1999, the Company entered into a placement agency agreement (the "Placement Agreement") with Janssen-Meyers Associates, L.P. ("Janssen-Meyers") pursuant to which Janssen-Meyers is acting as the Company's placement agent in a proposed private placement of the Company's securities in an aggregate of not less than $3,000,000 and not more than $6,000,000 (the "Placement"). The Common Stock is listed on the Nasdaq Small Cap Market thereby the Company is subject to the Nasdaq corporate governance rules. Stockholder approval of the Placement is being sought in order to comply with Nasdaq Stock Market Rule 4310(c)(25)(H), which requires a listed company to obtain stockholder approval when it seeks to issue a number of shares greater than 20% of its outstanding securities at a purchase price less than the current market price. The aggregate number of shares of Common Stock which may be issuable upon the Placement could exceed 20% of the Company's currently outstanding shares and will be at a purchase price less than the current market price.

THE PRIVATE PLACEMENT

          The Placement will consist of from 30 to 60 units (the "Units") of shares of the Company's Common Stock together with warrants (the "Warrants") to purchase one-half share of Common Stock for each share purchased in the Placement. The Placement will be on a best-efforts basis with minimum proceeds of $3,000,000 and maximum proceeds of $6,000,000. The per share price to investors of the Common Stock for the initial closing will be 80% of the average closing bid price for the Company's Common Stock for the eight consecutive trading days (the "Trailing Average") immediately preceding the closing date. The initial closing will occur when the gross proceeds are at least $3,000,000 and subsequent closings priced for each closing at 80% of the Trailing Average immediately preceeding such closing date may be held thereafter. However, if the initial closing is to occur prior to the Special Meeting, the proceeds will be held in escrow pending Stockholder approval of the two Proposals.

          Investors will also receive Warrants to purchase a number of shares of Common Stock equal to 50% of the shares sold in the Placement, exercisable for three years from the initial closing at an exercise price equal to the Per Share Price, subject to customary anti-dilution provisions. The Warrants will be callable at any time commencing one year after the effective date of a registration statement covering the resale of the securities sold in the Placement if the Company's Common Stock is trading at least 2.5 times the exercise price for 30 consecutive business days within five business days prior to the giving of call notice. Depending upon market conditions and other factors, the Company may modify the terms of the Placement or terminate the Placement.

          The Company intends to use the proceeds from the Placement for working capital, including marketing and research and development.

          The Placement is to be made in reliance upon an available exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), or other appropriate exemption.

          Under the Placement Agreement, for its serving as the placement agent, Janssen-Meyers will receive a commission of 10% of the gross proceeds from the sale of the Units in the Placement, as well as a 3% non-accountable expense allowance (the "Expense Allowance") and reimbursement for legal expenses related to the Placement, subject to receipt by the Company of appropriate documentation. The Company paid $30,000 to Janssen-Meyers upon the signing of the Placement Agreement, and such advance will be offset against the Expense Allowance. The Company also agreed to grant to Janssen-Meyers or its designees warrants to purchase a number of shares of the Company's Common Stock equal to 25% of the number of Units sold in the Placement, exercisable on the same terms as the Warrants to be sold in the Placement, except they will not be subject to redemption.

          Under the Placement Agreement, the Company and Janssen-Meyers also agreed to extend their existing Investment Banking Agreement to May 31, 2001. Janssen-Meyers was also granted a right of first refusal, for a period of 18 months with respect to the sale of certain securities by the Company.

PRIOR PRIVATE PLACEMENTS WITH JANSSEN-MEYERS

          Between May 19, 1998 and June 9, 1998, the Company closed six private placements (the "1998 Placements") consisting of units of its Common Stock with related warrants (the "Units"), with Janssen-Meyers acting as placement agent. The aggregate net proceeds from the subscriptions for all six closings was $6,112,950, resulting in the sale of aggregate of 2,742,904 shares of Common Stock and 2,057,207 Class A Redeemable Warrants exercisable at $3.24 per share until May 11, 2003. The Company used such net proceeds for working capital, including research and development.

          For acting as placement agent for the 1998 Placements, Janssen-Meyers received (i) a 10% commission, (ii) a 3% non-accountable expense allowance,
(iii) reimbursement of other costs, including legal expenses relating to the 1998 Placements, and (iv) 18.2 Unit Warrants to purchase (A) 688,084 shares of Common Stock at a price per share ranging from $2.50 to $3.06, and (B) 516,068 Class A Redeemable Warrants to purchase 516,068 shares of Common Stock at a price per share of $3.24, exercisable until May 11, 2003.

          At a Special Meeting of Stockholders held on March 19, 1999, the Company's stockholders ratified the 1998 Placements.

NASDAQ SMALLCAP MARKET STOCKHOLDER APPROVAL REQUIREMENT

          Stockholder approval of the Placement is being sought as the aggregate number of shares of Common Stock which may be issuable upon the Placement could exceed 20% of the Company's currently outstanding shares and will be at a purchase price less than the current market price. Assuming a price of $2.25 per share of the Company's Common Stock for the Placement, the Placement would result in issuance of 2,266,667 shares of Common Stock and Warrants to purchase 1,983,334 shares of Common Stock. These shares would represent approximately 50% of the shares of the Company's Common Stock presently outstanding, excluding shares previously reserved for issuance upon exercise of options or warrants.

          The Company's Common Stock is traded on the Nasdaq SmallCap Market and the Company is subject to the Nasdaq corporate governance rules. Nasdaq Stock Market Rule 4310(c)(25)(H), which governs the Company for so long as its Common Stock is quoted on such Market, requires that in connection with a transaction other than a public offering, an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the aggregate shares of Common Stock issuable in the Placement may represent greater than 20% of the Common Stock outstanding before the issuance and they will be issued at a price lower than market value, the Company is required to obtain stockholder approval prior to such issuance.

          The Company's Board of Directors has determined that the proposed Placement will further the best interests of the Company because the proceeds from the Placement will be an integral part of the Company's ability to implement its business plans and should satisfy its financing needs for the next 18 months. Therefore, the Board unanimously approved the Placement. The Company's Board of Directors now recommends that the Company's Stockholders vote to approve the Placement. Approval by a majority of the votes cast by the holders of shares entitled to vote thereon will be required to approve this Proposal.

          FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                                 --------------

     AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK BY 20,000,000 SHARES TO 40,000,000 SHARES.

          The Company's Board of Directors has unanimously approved and recommends to the Stockholders the adoption of an amendment to Article Fourth,
Section 1 of the Company's Certificate of Incorporation (the "Amendment") to increase the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 shares to 40,000,000 shares.

          Pursuant to the proposed Amendment, Article Fourth, Section 1 will be amended to read as follows:

                    "FOURTH:

                    "1.  AUTHORIZED CAPITAL. THE TOTAL NUMBER OF SHARES OF
               ALL CLASSES OF CAPITAL STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS 42,000,000 SHARES, PAR VALUE $.01 PER SHARE, CONSISTING OF (I) 40,000,000 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE (THE "COMMON STOCK") AND (II) 2,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.01 PER SHARE (THE "PREFERRED STOCK")."

BACKGROUND OF THE AMENDMENT

          As of the Record Date of this Proxy Statement, there were 8,468,889 shares of the Company's Common Stock issued and outstanding and no shares of Preferred Stock outstanding. In addition, 8,983,594 shares of Common Stock were reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, thereby leaving 2,547,517 shares of Common Stock available for future issuances. Additionally, in order to comply with anti-dilution provisions of existing warrants and stock option plans and agreements the Company may have to increase the number of reserved shares of Common Stock. All of the outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

          Prompted by the proposed Placement discussed in Proposal No. 1, above, and because the Placement could result in the issuance of 2,266,667 shares of the Company's Common Stock, and the reservation of 1,983,334 shares of the Company's Common Stock to underlie the Warrants related to the Placement, the Company's Board of Directors has decided that the Company should increase the authorized shares of the Company's Common Stock from 20,000,000 shares to 40,000,000 shares. Assuming the closing of the Placement for the maximum number of Units and the adoption of the Amendment, the Company would have 10,735,556 shares outstanding, 10,966,928 shares reserved for issuance and 18,297,516 shares available for future issuance.

INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

          Management believes that, in addition to permitting the issuance of shares for the Placement discussed in Proposal No. 1, this Amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities, for example, to raise additional capital, to facilitate possible future acquisitions, to provide stock-related employee benefits, and to further other proper corporate purposes. Other than the

Placement, no other such issuance of securities is currently being contemplated by the Company.

          If the Amendment is approved at the Special Meeting, generally, no stockholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject. However, as long as the Common Stock is quoted for trading on the Nasdaq SmallCap Market, the flexibility that this Amendment would provide the Board of Directors will be limited by the rules of such market which, as presently in effect, would generally require stockholder approval for the issuance of Common Stock when: (i) a stock option or purchase plan is to be established, or any other arrangements made, pursuant to which Common Stock may be acquired by directors or officers, except for warrants or rights issued generally to security holders of the Company or broadly-based plans or arrangements including other employees; (ii) the issuance would result in a change in control of the Company; (iii) the stock or assets of another company are acquired if any director, officer, or substantial stockholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, could result in securities convertible into or exercisable for Common Stock, could result in an increase in outstanding common shares or voting power of 5% or more; or where, due to the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, other than a public offering for cash (A) the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock; or (B) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common stock outstanding before the issuance of the stock or securities; or (iv) in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which alone or together with sales by officers, directors, or substantial stockholders of the Company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

          Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those Stockholders who paid a higher consideration per share for their stock. Also, future issuance of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions, and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and also of the presently authorized shares of Preferred Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock or Preferred Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company.

          Holders of Common Stock do not have any conversion, preemptive or other subscription rights to acquire any additional securities issued by the Company, and there are no redemption provisions applicable to the Common Stock. To date, the Company has not declared or paid any dividends on its Common Stock. The payment by the Company of dividends, if any, is within the discretion of the Board of Directors and will depend on the Company's earnings, if any, its capital requirements and financial condition, as well as other relevant factors. The Board of Directors does not intend to declare any dividends in the foreseeable future, but instead intends to retain earnings for use in the Company's business operations. The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by Stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then up for election. The holders of Common Stock are entitled to receive ratably such dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Compnay, the holders of Common Stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. such as the Preferred Stock.

          Adoption of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date. If approved by the Stockholders, the increase in the number of authorized shares will become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Certificate of Incorporation setting forth such increase.

          FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING
                -------------------------------------------------

          The next annual meeting of stockholders of the Company is expected to be held in June, 2000 (the "2000 Annual Meeting"). Any stockholder who wishes to present a proposal for action at such meeting must comply with the applicable rules and regulations of the Securities and Exchange Commission (the "Commission") then in effect, and the Company's Bylaws. In accordance with regulations issued by the Commission, stockholder proposals intended for presentation at the next annual meeting of stockholders must be received by the Secretary of the Company no later than February 4, 2000, if such proposals are to be considered for inclusion in the Company's proxy statement for the next annual meeting of stockholders.

          The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Company suggests that any such request be submitted by certified mail-return receipt requested. The Board of Directors will review any proposal which is received by February 4, 2000, and determine whether it is a proper proposal to present to the 2000 Annual Meeting.

          Stockholder proposals should be submitted to: Jeremiah F. O'Brien, Secretary, NUWAVE Technologies, Inc., One Passaic Avenue, Fairfield, New Jersey 07004.

                                  OTHER MATTERS
                                  -------------

          The Board is not aware of any matters to be presented at the Special Meeting other than the matters described herein and does not intend to bring any other matters before the Special Meeting. However, if any other matters should come before the Special Meeting, or any adjournments or postponements thereof, the persons named in the proxies will have discretionary authority to vote all proxies in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        Gerald Zarin
                                        Chairman

Fairfield, New Jersey
January 10, 2000

                            NUWAVE TECHNOLOGIES, INC.
                            -------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

          The undersigned stockholder of NUWAVE Technologies, Inc. (the "Company") acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated January 10, 2000, and hereby appoints Gerald Zarin and Jeremiah F. O'Brien, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock, which the undersigned would be entitled to vote at the Special Meeting, or at any adjournment or postponement thereof, hereby revoking any proxy heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

          1. Approve the private placement of shares of the Company's Common Stock and related warrants to fulfill Nasdaq Stock Market Rule 4310(c)(25)(H).

               FOR                      AGAINST                  ABSTAIN

               [        ]               [        ]               [        ]

          2. Approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock to 40,000,000 shares.

               FOR                      AGAINST                  ABSTAIN

               [        ]               [        ]               [        ]

          3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS
                      DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                               "FOR" PROPOSALS NOS. 1 AND 2.

          Please sign and date this proxy where shown below and return it promptly:


          Date:                    , 2000
               --------------------

          Signed:
                 -------------------------------------------------------------

          SIGNATURE:
                    ----------------------------------------------------------

          SIGNATURE IF HELD JOINTLY:
                                    ------------------------------------------

          Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should add their titles.